SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2004

DIVIDEND CAPITAL TRUST INC.

(Exact name of small business issuer as specified in its charter)

Maryland	000-50724	82-0538520
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

518 17th Street, Suite 1700

Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Purchase of the Interpark 70, Trade Pointe III (previously referred to as Hydra) and Cypress Distribution Facilities

We previously filed a Form 8-K on October 1, 2004 dated September 28, 2004 regarding the acquisition of one distribution facility located in Denver, Colorado ("Interpark 70") and one distribution facility located in Riverport, Kentucky ("Trade Pointe").  Additionally, we filed a Form 8-K on October 27, 2004 dated October 22, 2004 regarding the acquisition of two distribution facilities located in Central Park, Florida ("Cypress").  The aforementioned Form 8-Ks were filed without the requisite financial information.  Accordingly, we are filing this Form 8-K/A to include that financial information.  Due to the non-related party nature of this transaction, only audited statements for the year ended December 31, 2003, are required.  The Company is not aware of any material factors relating to the acquisitions that would cause the reported financial information not to be necessarily indicative of future operating results.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired:

Interpark 70 Center:

Report of Independent Registered Public Accounting Firm

Statement of Revenues and Certain Expenses for the Six Months Ended June 30, 2004 (Unaudited) and the Year Ended December 31, 2003

Notes to Financial Statements

Trade Pointe III Bulk Distribution Center:

Report of Independent Registered Public Accounting Firm

Statement of Revenues and Certain Expenses for the Six Months Ended June 30, 2004 (Unaudited) and the Year Ended December 31, 2003

Notes to Financial Statements

Cypress Park East Distribution Buildings:

Report of Independent Registered Public Accounting Firm

Statement of Revenues and Certain Expenses for the Six Months Ended June 30, 2004 (Unaudited) and the Year Ended December 31, 2003

Notes to Financial Statements

(b) Unaudited Pro Forma Financial Information:

Pro Forma Financial Information (Unaudited)

Pro Forma Consolidated Balance Sheet as of June 30, 2004 (Unaudited)

Notes to Pro Forma Consolidated Balance Sheet (Unaudited)

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2003 (Unaudited)

Notes to Pro Forma Consolidated Statement of Operations (Unaudited)

Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2004 (Unaudited)

Notes to Pro Forma Consolidated Statement of Operations (Unaudited)

(c) Exhibits:

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIVIDEND CAPITAL TRUST INC.

December 13, 2004
	By:	/s/ Evan H. Zucker
Evan H. Zucker
Chief Executive Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders

Dividend Capital Trust Inc.

Denver, Colorado

We have audited the accompanying statements of revenues and certain expenses of the Interpark 70 Center (“Interpark 70”) for the year ended December 31, 2003. This financial statement is the responsibility of Interpark 70’s management. Our responsibility is to express an opinion on this financial statement based upon our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K of Dividend Capital Trust Inc., as described in Note 1. The presentation is not intended to be a complete presentation of Interpark 70’s revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Interpark 70 Center for the year ended December 31, 2003, on the basis of accounting described in Note 1.

                /s/ Ehrhardt Keefe Steiner & Hottman PC

November 11, 2004

Denver, Colorado

DIVIDEND CAPITAL TRUST INC.

Interpark 70 Center

Statements of Revenues and Certain Expenses

	For the Six Months Ended June 30, 2004	For the Year Ended December 31, 2003
	(Unaudited)
Revenues
Rental income	$330,808	$799,478
Other revenues	77,786	201,291
Total revenues	408,594	1,000,769
Certain expenses
Real estate taxes	67,300	133,501
Operating expenses	33,747	67,310
Insurance	8,131	25,844
Management fees	8,089	12,928
Total certain expenses	117,267	239,583
Excess of revenues over certain expenses	$291,327	$761,186

The accompanying notes are an integral part of these financial statements.

Notes to Statements of Revenues and Certain Expenses

(Information for June 30, 2004 is Unaudited)

Note 1 - Description of Business and Summary of Significant Accounting Policies

The accompanying statements of revenues and certain expenses reflect the operations of the Interpark 70 Center (“Interpark 70”) for the six months ended June 30, 2004 (unaudited) and for the year ended December 31, 2003. Interpark 70 consists of one industrial building comprising approximately 160,233 rentable square feet located in Denver, Colorado. As of December 31, 2003, Interpark 70 was approximately 71% occupied and subsequently became 83% occupied through the addition of new tenants.

Interpark 70 was acquired by Dividend Capital Trust Inc. (“the Company”) from an unrelated party on September 30, 2004 for a total cost of approximately $8.9 million (which includes an acquisition fee of $86,000 paid to Dividend Capital Advisors LLC, an affiliate), which was paid using net proceeds from the Company’s public offering.

The accounting records of Interpark 70 are maintained on the accrual basis. The accompanying statements of revenues and certain expenses was prepared pursuant to Rule 3-14 of the Securities and Exchange Commission, and exclude certain expenses such as mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of Interpark 70.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The results of operations can be significantly impacted by the rental market of the Denver, Colorado region.

Interim Information (unaudited)

In the opinion of management, the unaudited information as of June 30, 2004 included herein contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenue and certain expenses for the six months ended June 30, 2004. Results of interim periods are not necessarily indicative of results to be expected for the year. Management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

Note 2 - Operating Leases

Interpark 70’s revenues are obtained from tenant rental payments as provided for under non-cancelable operating leases. Interpark 70 records rental revenue for the full term of the lease on a straight-line basis. In the case where the minimum rental payments increase over the life of the lease, Interpark 70 records a receivable due from tenants for the difference between the amount of revenue recorded and the amount of cash received. This accounting treatment resulted in a decrease in rental revenue of $6,899 and $11,256 for the six months ended June 30, 2004 and the year ended December 31, 2003, respectively.

Future minimum lease payments due under these leases for the next five years, excluding tenant reimbursements of operating expenses, as of December 31, 2003 are as follows:

Year Ending December 31,
2004	$675,415
2005	667,710
2006	356,629
2007	50,226
2008	—
Thereafter	—
$1,749,980

Tenant reimbursements of operating expenses are included in other revenue in the accompanying statements of revenue and certain expenses.

The following table exhibits those tenants who accounted for greater than 10% of the rental revenues for the year ended December 31, 2003, and the corresponding percentage of the future minimum revenues above:

Tenant	Industry	Lease Expiration	% of 2003 Revenues	% of Future Minimum Revenues
A	Manufacturer of Print Supplies	September 2005	37%	31%
B	Office Supplies Distributor	August 2006	26%	34%
C	Document Image Solutions Provider	November 2006	13%	16%
D	Developer of Workspace Products	October 2003	19%	—%

Certain leases above contain tenant lease renewal options for various periods under various terms that may or may not be similar to the existing leases.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders

Dividend Capital Trust Inc.

Denver, Colorado

We have audited the accompanying statements of revenues and certain expenses of the Trade Pointe III Bulk Distribution Center (“Trade Pointe”) for the year ended December 31, 2003. This financial statement is the responsibility of the Trade Pointe’s management. Our responsibility is to express an opinion on this financial statement based upon our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K of Dividend Capital Trust Inc., as described in Note 1. The presentation is not intended to be a complete presentation of Trade Pointe’s revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Trade Pointe III Bulk Distribution Center for the year ended December 31, 2003, on the basis of accounting described in Note 1.

                /s/ Ehrhardt Keefe Steiner & Hottman PC

November 12, 2004

Denver, Colorado

DIVIDEND CAPITAL TRUST INC.

Trade Pointe III Bulk Distribution Center

Statements of Revenues and Certain Expenses

	For the Six Months Ended June 30, 2004	For the Year Ended December 31, 2003
	(Unaudited)
Revenues
Rental income	$369,727	$739,453
Other revenues	38,508	114,890
Total revenues	408,235	854,343
Certain expenses
Real estate taxes	29,701	60,810
Operating expenses	7,970	57,686
Insurance	5,409	11,472
Management fees	14,888	34,766
Total certain expenses	57,968	164,734
Excess of revenues over certain expenses	$350,267	$689,609

The accompanying notes are an integral part of these financial statements.

Notes to Statements of Revenues and Certain Expenses

(Information for June 30, 2004 is Unaudited)

Note 1 - Description of Business and Summary of Significant Accounting Policies

The accompanying statements of revenues and certain expenses reflect the operations of the Trade Pointe III Distribution Center (“Trade Pointe”) for the six months ended June 30, 2004 (unaudited) and for the year ended December 31, 2003. Trade Pointe is a “Rear Load” style bulk distribution center located in Riverport, Kentucky which is a submarket of Louisville, Kentucky. Trade Pointe is located on 13.6 acres and comprises 221,000 aggregate rentable square feet. As of December 31, 2003 and June 30, 2004, Trade Pointe was 100% occupied by one tenant.

Trade Pointe was acquired by Dividend Capital Trust Inc. ("the Company") from an unrelated party on September 28, 2004 for a total cost of approximately $8.3 million (which includes an acquisition fee of $80,000 paid to Dividend Capital Advisors LLC, an affiliate), which was paid using net proceeds from the Company's public offering.

The accounting records of Trade Pointe are maintained on the accrual basis. The accompanying statements of revenues and certain expenses was prepared pursuant to the Rule 3-14 of the Securities and Exchange Commission, and exclude certain expenses such as mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of Trade Pointe.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The results of operations can be significantly impacted by the rental market of the greater Louisville, Kentucky region.

Interim Information (unaudited)

In the opinion of management, the unaudited information as of June 30, 2004 included herein contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenue and certain expenses for the six months ended June 30, 2004. Results of interim periods are not necessarily indicative of results to be expected for the year. Management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

Note 2 - Operating Leases

Trade Pointe’s revenue is obtained from tenant rental payments as provided for under non-cancelable operating leases. Trade Pointe records rental revenue for the full term of the lease on a straight-line basis. In the case where the minimum rental payments increase over the life of the lease, Trade Pointe III records a receivable due from tenants for the difference between the amount of revenue recorded and the amount of cash received. This accounting treatment resulted in an increase in rental revenue of $10,001 and $23,923 for the periods ended June 30, 2004 and December 31, 2003, respectively.

Future minimum lease payments due under these leases for the next five years, excluding tenant reimbursements of operating expenses, as of December 31, 2003 are as follows:

Year Ending December 31,
2004	$715,531
2005	715,531
2006	715,531
2007	771,351
2008	771,351
Thereafter	771,351
$4,460,646

Tenant reimbursements of operating expenses are included in other revenue in the accompanying statements of revenue and certain expenses.

The following table exhibits those tenants who accounted for greater than 10% of the rental revenues for the year ended December 31, 2003, and the corresponding percentage of the future minimum revenues above:

Tenant	Industry	Lease Expiration	% of 2003 Revenues	% of Future Minimum Revenues
A	Warehouse and Distribution	December 2009	100%	100%

The lease above contains lease renewal options for various periods under various terms that may or may not be similar to the existing leases.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders

Dividend Capital Trust Inc.

Denver, Colorado

We have audited the accompanying statements of revenues and certain expenses of the Cypress Park East Distribution Buildings (“Cypress”) for the year ended December 31, 2003. This financial statement is the responsibility of the Cypress’ management. Our responsibility is to express an opinion on this financial statement based upon our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K of Dividend Capital Trust Inc., as described in Note 1. The presentation is not intended to be a complete presentation of Cypress’ revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Cypress Park East Distribution Buildings for the year ended December 31, 2003, on the basis of accounting described in Note 1.

                /s/ Ehrhardt Keefe Steiner & Hottman PC

November 11, 2004

Denver, Colorado

DIVIDEND CAPITAL TRUST INC.

Cypress Park East Distribution Buildings

Statements of Revenues and Certain Expenses

	For the Six Months Ended June 30, 2004	For the Year Ended December 31, 2003
	(Unaudited)
Revenues
Rental income	$691,641	$1,305,316
Other revenues	159,419	403,035
Total revenues	851,060	1,708,351

Certain expenses
Real estate taxes	113,129	204,163
Operating expenses	67,273	96,603
Insurance	14,452	30,412
Management fees	27,727	57,677
Total certain expenses	222,581	388,855

Excess of revenues over certain expenses	$628,479	$1,319,496

The accompanying notes are an integral part of these financial statements.

Notes to Statements of Revenues and Certain Expenses

(Information for June 30, 2004 is Unaudited)

Note 1 - Description of Business and Summary of Significant Accounting Policies

The accompanying statements of revenues and certain expenses reflect the operations of the Cypress Park East Distribution Buildings (“Cypress”) for the six months ended June 30, 2004 (unaudited) and for the year ended December 31, 2003. Cypress consists of two buildings located in Orlando, Florida. Cypress contains approximately 367,137 aggregate rentable square feet. As of December 31, 2003, Cypress had an occupancy percentage of 94%.

Cypress was acquired by Dividend Capital Trust Inc. ("the Company") from an unrelated party on October 22, 2004 for a total cost of approximately $15.8 million (which includes an acquisition fee of $154,000 paid to Dividend Capital Advisors LLC, an affiliate), which was paid using net proceeds from the Company's public offering.

The accounting records of Cypress are maintained on the accrual basis. The accompanying statements of revenues and certain expenses was prepared pursuant to Rule 3-14 of the Securities and Exchange Commission, and exclude certain expenses such as mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of Cypress.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The results of operations can be significantly impacted by the rental market of the Orlando, Florida region.

Interim Information (unaudited)

In the opinion of management, the unaudited information as of June 30, 2004 included herein contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenue and certain expenses for the six months ended June 30, 2004. Results of interim periods are not necessarily indicative of results to be expected for the year. Management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

Note 2 - Operating Leases

Cypress’ revenue is obtained from tenant rental payments as provided for under non-cancelable operating leases. Cypress records rental revenue for the full term of the lease on a straight-line basis. In the case where the minimum rental payments increase over the life of the lease, Cypress records a receivable due from tenants for the difference between the amount of revenue recorded and the amount of cash received. This accounting treatment resulted in an increase (decrease) in rental revenue of $19,293 and $(2,736) for the periods ended June 30, 2004 and December 31, 2003, respectively.

Future minimum lease payments due under these leases for the next five years, excluding tenant reimbursements of operating expenses, as of December 31, 2003 are as follows:

Year Ending December 31,
2004	$1,321,116
2005	780,694
2006	540,856
2007	220,898
2008	—
Thereafter	—
$2,863,564

Tenant reimbursements of operating expenses are included in other revenue in the accompanying statements of revenue and certain expenses.

The following table exhibits those tenants who accounted for greater than 10% of the rental revenues for the year ended December 31, 2003, and the corresponding percentage of the future minimum revenues above:

Tenant	Industry	Lease Expiration	% of 2003 Revenues	% of Future Minimum Revenues
A	Packaging	November 2004	18%	8%
B	Real Estate Title Service	July 2006	21%	34%
C	Supply Chain Logistical Services	December 2004	29%	14%
D	County Government Office	May 2006	32%	36%

The lease above contains lease renewal options for various periods under various terms that may or may not be similar to the existing leases.

Pro Forma Financial Information

(Unaudited)

     The following pro forma financial statements have been prepared to provide pro forma information with regards to the Interpark 70, Trade Pointe III and Cypress facilities which Dividend Capital Trust Inc. (the “Company”) acquired from unrelated third parties during the period beginning on September 28, 2004 and ending on October 22, 2004 and for which this Form 8-K/A is being filed.

                The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of the Company as of June 30, 2004 as adjusted for the acquisition of the properties made subsequent to June 30, 2004 and the issuance of the Company’s common stock subsequent to June 30, 2004 as if these transactions had occurred on June 30, 2004.

                The accompanying unaudited pro forma consolidated statement of operations for the year ended December 31, 2003 combines the historical operations of the Company with (i) the incremental effect of properties acquired in 2003, (ii) the historical operations of properties acquired subsequent to December 31, 2003, (iii) the issuance of debt and (iv) the issuance of the Company’s common stock, as if these transactions had occurred on January 1, 2003.

                The accompanying unaudited pro forma consolidated statement of operations for the six months ended June 30, 2004 combines the historical operations of the Company with (i) the incremental effect of properties acquired in 2004, and (ii) the issuance of the Company’s common stock, as if these transactions had occurred on January 1, 2004.

                The unaudited pro forma consolidated financial statements have been prepared by the Company’s management based upon the historical financial statements of the Company and of the individually acquired properties. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the historical financial statements included in the Company’s previous filings with the Securities and Exchange Commission.

Pro Forma Consolidated Balance Sheet

June 30, 2004

	Other
	DCT	Pro Forma				Pro Forma
	Historical (1)	Acquisitions		Adjustments		Consolidated

Assets
Net Investment in Real Estate	$372,152,517	$32,891,680	(2)	$—		$405,044,197
Cash and cash equivalents	52,855,061	(32,860,039	)(2)	176,444,705	(3)	196,439,727
Other assets, net	8,218,143	—		—		8,218,143

Total Assets	$433,225,721	$31,641		$176,444,705		$609,702,067

Liabilities and Stockholders' Equity
Mortgage note	$84,665,378	$—		$—		$84,665,378
Line of credit	4,402,000	—		—		4,402,000
Financing obligation	5,934,984	—		—		5,934,984
Accounts payable and other liabilities	14,647,901	(31,641	)(2)	—		14,616,260

Total Liabilities	109,650,263	(31,641)		—		109,618,622

Minority Interest	1,000	—		—		1,000

Shareholders’ Equity:
Common stock	323,574,458	—		176,444,705	(3)	500,019,163

Total Shareholders’ Equity	323,574,458	—		176,444,705		500,019,163

Total Liabilities and Shareholders’ Equity	$433,225,721		$(31,641)	$176,444,705		$609,638,785

The accompanying notes are an integral part of this pro forma consolidated financial statement.

Notes to Pro Forma Consolidated Balance Sheet

(Unaudited)

(1)                                  Reflects the historical consolidated balance sheet of the Company as of June 30, 2004. Please refer to Dividend Capital Trust Inc.’s historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the three and six months months ended June 30, 2004.

(2)                                  Reflects the properties that were acquired subsequent to June 30, 2004. These properties were acquired using the net proceeds from the Company’s public offerings. The total cost of these facilities, including acquisitions costs and acquisition fees paid to an affiliate, was approximately $32.9 million.

(3)                                  A certain amount of capital was raised through the Company’s public offerings subsequent to June 30, 2004 which was used to fund the acquisition of properties subsequent to June 30, 2004. As such, the net proceeds from the shares that were sold subsequent to June 30, 2004 through October 22, 2004, the date of the latest acquisition, are included in the accompanying pro forma balance sheet. The following table reflects the calculation used to determine the net proceeds received from the Company’s public offering:

Shares Sold Subsequent to June 30, 2004 through October 22, 2004	19,538,012
Gross Proceeds	$196,049,672
Less Selling Costs	(19,604,967)
Net Proceeds	$176,444,705

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2003

						Other
	DCT	2003		2004		Pro Forma		Pro Forma
	Historical (1)	Acquisitions		Acquisitions		Adjustments		Consolidated

REVENUE:
Rental revenue	$2,645,093	$8,194,285	(2)	$23,355,030	(5)	$(1,069,206	)(7)	$33,125,203
Other income	61,364	—		—		—		61,364
Total Income	2,706,457	8,194,285		23,355,030		1,069,206		33,186,567

EXPENSES:
Operating expenses	366,650	2,159,121	(2)	5,448,276	(5)	—		7,974,047
Depreciation & amortization	1,195,330	4,898,414	(3)	15,818,152	(6)	—		21,911,896
Interest expense	385,424	1,980,625	(4)	2,247,616	(4)	—		4,613,665
General and administrative expenses	411,948	—		—		—		411,948
Total Operating Expenses	2,359,352	9,038,160		23,514,044		—		34,911,556

NET INCOME (LOSS)	$347,105	$(843,875)		$(159,014)		$(1,069,206)		$(1,724,990)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING

Basic	3,987,429	—		—		52,744,975	(8)	56,732,404

Diluted	4,007,429	—		—		52,744,975	(8)	56,752,404

NET INCOME (LOSS) PER COMMON SHARE	$0.09							$(0.03)
Basic and diluted

The accompanying notes are an integral part of this pro forma consolidated financial statement.

Notes to Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2003

(Unaudited)

(1)                                  Reflects the historical consolidated statement of operations of the Company for the year ended December 31, 2003. Please refer to the Dividend Capital Trust Inc.’s historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

(2)                                  The following table sets forth the incremental rental revenues and operating expenses of the properties acquired during 2003 for the year ended December 31, 2003 based on the historical operations of such properties for the periods prior to acquisition.

Property	Acquisition Date	Rental Revenues	Operating Expenses	Revenues in Excess of Expenses

Bridgestone/Firestone Distribution Center (1)	6/9/2003	$—	$—	$—
Chickasaw Distribution Center	7/22/2003	802,031	217,995	584,036
Rancho Technology Park (1)	10/16/2003	—	—	—
Mallard Lake Distribution Center	10/29/2003	803,627	13,063	790,564
West by Northwest Business Center	10/30/2003	368,977	253,354	115,623
Park West, Pinnacle & DFW Distribution Facilities	12/15/2003	5,191,090	1,496,064	3,695,026
Plainfield Distribution Center	12/22/2003	1,028,560	178,645	849,915
Total		$8,194,285	$2,159,121	$6,035,164

(1)           The Bridgestone/Firestone Distribution Center and the Rancho Technology Park were vacant prior to acquisition. As such, no rental revenues and operating expenses have been reflected in the accompanying pro forma statement of operations related to these acquisitions.

The properties acquired during 2003 were acquired with the net proceeds from the Company’s initial public offering, borrowings on the senior secured revolving credit facility and borrowings on mortgage indebtedness.

(3)                                  The following table sets forth the allocation of land and building and other costs based on the purchase price allocation for the 2003 property acquisitions. This table also reflects the estimated incremental depreciation and amortization, prior to the date of acquisition, for the 2003 property acquisitions using a 40 year life for building, a 20 year life for land improvements and the life of the related lease for tenant improvements and for other intangible assets based on the purchase price allocation in accordance with Statement of Financial Accounting Standard No. 141, Business Combinations (“SFAS No. 141”).

	Acquisition Date	Land	Building and Other Costs	Total Cost	Incremental Depreciation and Amortization

Bridgestone/Firestone Distribution Center (1)	6/9/2003	$2,544,999	$21,938,672	$24,483,671	$—
Chickasaw Distribution Center	7/22/2003	1,140,561	13,779,870	14,920,431	464,957
Rancho Technology Park (1)	10/16/2003	2,789,574	7,002,354	9,791,928	—
Mallard Lake Distribution Center	10/29/2003	2,561,328	8,808,242	11,369,570	274,304
West by Northwest Business Center	10/30/2003	1,033,352	7,563,574	8,596,926	356,670
Park West Distribution Facilities	12/15/2003	3,348,000	22,893,585	26,241,585	1,050,368
Pinnacle Industrial Center	12/15/2003	1,587,762	27,838,070	29,425,832	1,523,983
DFW Trade Center	12/15/2003	980,666	10,381,628	11,362,294	688,622
Plainfield Distribution Center	12/22/2003	1,394,147	14,259,728	15,653,875	539,510
Total 2003 Acquisitions		$17,380,389	$134,465,723	$151,846,112	$4,898,414

(1)           The Bridgestone/Firestone Distribution Center and the Rancho Technology Park were vacant prior to acquisition and therefore no depreciation or amortization expenses have been reflected in the accompanying pro forma statement of operations related to these acquisitions.

(4)                                  The following table sets forth the debt which has been assumed to have been outstanding as of January 1, 2003 and the incremental interest expense that has been included in the pro forma statement of operations.

Amount	Note	Interest Rate	Incremental Interest Expense
$1,000,000	Senior secured revolving credit facility	Annual interest rate at LIBOR plus 1.125 to 1.500% or prime, at the election of Dividend Capital.	$40,000

$40,500,000	Secured, non-recourse debt	Annual interest rate equal to 5.0%.	$1,940,625

2003 Acquisitions			$1,980,625

$41,758,380	Assumed, secured, non-recourse debt	Annual interest rate varying from 6.4% to 7.2%	$2,865,846

$2,652,349	Premium on assumed debt		$(618,525)

2004 Acquisitions			$2,247,321

Total			$4,227,946

(5)                                  The following table sets forth the incremental rental revenues and operating expenses for the year ended December 31, 2003 for the properties acquired during 2004 based on their respective historical operations of such properties for the periods prior to acquisition.

	Acquisition Date	Rental Revenues	Operating Expenses	Revenues in Excess of Expenses

Eastgate Distribution Center III	3/19/2004	$1,777,697	$386,335	$1,391,362
Newpoint Place I	3/31/2004	1,571,163	286,356	1,284,807
Northwest and Riverport Centers	5/03/2004	1,873,127	358,068	1,515,059
BBR Properties	6/03/2004	4,749,630	1,753,700	2,995,930
Parkwest / Mid-South	6/08/2004 / 6/29/2004	5,875,881	745,450	5,130,431
Eagles Landing / South Creek	6/08/2004	2,857,319	625,757	2,231,562
Memphis TradeCenter	6/22/2004	1,086,750	499,438	587,372
Trade Pointe	9/28/2004	854,343	164,734	689,609
Interpark 70	9/30/2004	1,000,769	239,583	761,186
Cypress	10/22/2004	1,708,351	388,855	1,319,496
Total		$23,355,030	$5,448,276	$17,906,754

                                                The properties acquired in 2004 were acquired with the net proceeds raised from the Company’s public offering and with the assumption of debt.

(6)                                  The following table sets forth the initial allocation of land and building and other costs based on the preliminary purchase price allocation for the 2004 property acquisitions. This table also reflects the estimated incremental depreciation and amortization for the 2004 property acquisitions using a 40 year life for building a 20 year life for land improvements and the life of the related lease for tenant improvements and for other intangible assets based on the preliminary purchase price allocation in accordance with SFAS No. 141.

	Acquisition Date	Land	Building and Other Costs	Total Cost	Incremental Depreciation and Amortization

Eastgate Distribution Center III	3/19/2004	$1,445,321	$13,351,343	$14,796,664	$663,169
Newpoint Place I	3/31/2004	2,143,152	12,908,143	15,051,295	628,861
Northwest Business Center and Riverport Commerce Center	5/03/2004	1,578,100	13,236,421	14,814,521	1,445,001
BBR Properties	6/03/2004	2,117,679	48,668,372	50,786,051	3,824,554
Parkwest / Mid-South	6/08/2004 / 6/29/2004	8,864,800	59,077,004	67,941,804	3,412,733
Eagles Landing / South Creek	6/08/2004	5,253,300	31,245,223	36,498,523	2,306,679
Memphis TradeCenter	6/22/2004	2,335,000	22,524,076	24,859,076	1,127,221
Trade Pointe III	9/28/2004	1,020,000	7,239,775	8,259,775	356,398
Interpark 70	9/30/2004	1,383,117	7,536,439	8,919,556	394,850
Cypress	10/22/2004	2,627,100	13,129,873	15,756,973	1,658,686
Total		$28,767,569	$228,916,669	$257,684,238	$15,818,152

(7)                                  This amount represents the pro forma adjustment for the amortization of above and below market rents pursuant to SFAS 141.

(8)                                  For purposes of presenting pro forma weighted average shares outstanding, it has been assumed that the number of shares outstanding (56,732,404 shares), as of the date of latest acquisition, October 22, 2004, have been outstanding since January 1, 2003.

Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2004

	Other
	DCT	2004		Pro Forma		Pro Forma
	Historical (1)	Acquisitions		Adjustments		Consolidated

REVENUE:
Rental revenue	$9,088,315	$10,519,657	(2)	$(362,300	)(5)	$19,245,672
Other income	240,676	—		—		240,676
Total Income	9,328,991	10,519,657		362,300		19,486,348

EXPENSES:
Operating expenses	1,913,854	2,171,032	(2)	—		4,084,886
Depreciation & amortization	4,410,835	7,995,477	(3)	—		12,319,911
Interest expense	1,544,604	1,129,324	(4)	—		2,674,076
General and administrative expenses	784,400	—		—		784,400
Total Operating Expenses	8,653,693	11,295,833		—		19,863,273

NET INCOME (LOSS)	$675,298	$(776,176)		$(362,300)		$(376,925)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING

Basic	23,062,383	—		33,670,021	(6)	56,732,404

Diluted	23,082,383	—		33,670,021	(6)	56,752,404

NET INCOME (LOSS) PER COMMON SHARE	$0.03					$(0.01)
Basic and diluted

The accompanying notes are an integral part of this pro forma consolidated financial statement.

Notes to Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2004

(Unaudited)

(1)    Reflects the historical consolidated statement of operations of the Company for the six months ended June 30, 2004. Please refer to the Dividend Capital Trust Inc.’s historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2004.

(2)    The following table sets forth the pro forma incremental rental revenues and operating expenses of the properties acquired during 2004 for the six months ended June 30, 2004 based on their respective historical operations of such properties for the period prior to acquisition.

	Acquisition Date	Rental Revenues	Operating Expenses	Revenues in Excess of Expenses

Eastgate Distribution Center III	3/19/2004	$447,437	$86,824	$360,613
Newpoint Place I	3/31/2004	333,875	66,511	267,364
Northwest and Riverport Centers	5/03/2004	534,002	85,462	448,540
BBR Properties	6/03/2004	2,447,412	766,857	1,680,555
Parkwest / Mid-South	6/08/2004 / 6/29/2004	2,511,255	355,173	2,156,082
Eagles Landing / South Creek	6/08/2004	1,552,298	292,941	1,259,357
Memphis TradeCenter	6/22/2004	1,025,489	119,448	906,041
Trade Pointe III	9/28/2004	408,235	57,968	350,267
Interpark 70	9/30/2004	408,594	117,267	291,327
Cypress	10/22/2004	851,060	222,581	628,479
Total		$10,519,657	$2,171,032	$8,348,625

        The properties acquired in 2004 were acquired with the net proceeds raised from the Company’s public offerings and the assumption of mortgage debt.

(3)    The following table sets forth the initial allocation of land and building and other costs based on the preliminary purchase price allocation for the 2004 property acquisitions. This table also reflects the estimated incremental depreciation and amortization for the 2004 property acquisitions using a 40 year life for building, a 20 year life for land improvements and the life of the related lease for tenant improvements and for other intangible assets based on the preliminary purchase price allocation in accordance with SFAS No. 141.

	Acquisition Date	Land	Building and Other Costs	Total Cost	Incremental Depreciation and Amortization

Eastgate Distribution Center III	3/19/2004	$1,445,321	$13,351,343	$14,796,664	$165,792
Newpoint Place I	3/31/2004	2,143,152	12,908,143	15,051,295	157,215
Northwest Business Center and Riverport Commerce Center	5/03/2004	1,578,100	13,236,421	14,814,521	488,283
BBR Properties	6/03/2004	2,117,679	48,668,372	50,786,051	1,618,080
Parkwest / Mid-South	6/08/2004 / 6/29/2004	8,864,800	59,077,004	67,941,804	1,490,727
Eagles Landing / South Creek	6/08/2004	5,253,300	31,245,223	36,498,523	1,007,588
Memphis TradeCenter	6/22/2004	2,335,000	22,524,076	24,859,076	535,740
Trade Pointe III	9/28/2004	1,020,000	7,239,775	8,259,775	178,199
Interpark 70	9/30/2004	1,383,117	7,536,439	8,919,556	197,425
Cypress	10/22/2004	2,627,100	13,129,873	15,756,973	829,343
Total		$28,767,569	$228,916,669	$257,684,238	$6,668,392

(4)    The following table sets forth the debt which has been assumed to have been outstanding as of January 1, 2004 and the incremental interest expense that has been included in the pro forma statement of operations.

Amount	Note	Interest Rate	Incremental Interest Expense
$41,758,380	Assumed, secured, non-recourse debt	Annual interest rate varying from 6.4% to 7.2%	$1,438,586
$2,652,349	Premium on assumed debt		$(309,115)

		Total	$1,129,471

(5)    This amount represents the pro forma adjustment for the amortization of above and below market rents pursuant to SFAS 141.

(6)    For purposes of presenting pro forma weighted average shares outstanding, it has been assumed that the number of shares outstanding (56,732,404 shares) as of the latest acquisition, October 22, 2004, have been outstanding since January 1, 2003.